Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended June 30, 2005

(NYSE: NFP)

Investor Relations Contact:

Elizabeth A. Werner

(212) 301-4084

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes financial measures, cash earnings and cash earnings per diluted share, that are not based on generally accepted accounting principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The QFS also includes measures called gross margin before management fees and gross margin before management fees as a percentage of revenue. National Financial Partners Corp. (“NFP”) uses all of these measures in analyzing its performance; it believes that these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for gross margin and gross margin as a percentage of revenue, respectively. Reconciliations of cash earnings to GAAP net income, cash earnings per diluted share to GAAP net income per diluted share, gross margin before management fees to gross margin, and gross margin before management fees as a percentage of revenue to gross margin as a percentage of revenue, the most directly comparable GAAP measures, are included in the QFS and in NFP’s earnings press release for the quarter and period ended June 30, 2005, both of which are available at www.nfp.com.

The QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations, income taxes and NFP’s operations. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (3) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including elimination or modification of the federal estate tax, (4) changes in premiums and commission rates, (5) adverse results or other consequences from litigation, arbitration or regulatory investigations, including those related to compensation agreements with insurance companies, (6) changes in interest rates or general economic conditions, and (7) other factors described in NFP’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - in thousands, except per share data)

	At or for the Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
GAAP net income	$12,389	$5,829	$11,984	$11,139	$10,158
Amortization of intangibles	5,676	5,398	5,071	5,067	4,785
Depreciation	1,881	1,666	1,954	1,383	1,342
Impairment of goodwill and intangible assets	2,117	1,540	1,621	1,461	1,709

Cash earnings	$22,063	$14,433	$20,630	$19,050	$17,994

GAAP net income per share - diluted	0.32	$0.16	$0.32	$0.30	$0.28
Amortization of intangibles	0.15	0.14	0.14	0.14	0.13
Depreciation	0.05	0.04	0.05	0.04	0.04
Impairment of goodwill and intangible assets	0.06	0.04	0.04	0.04	0.05

Cash earnings per share - diluted (1)	$0.58	$0.39	$0.56	$0.52	$0.49

Shares outstanding, beginning of period	34,817	34,206	34,010	33,590	33,341
Common shares issued for acquisitions during period	597	390	66	154	140
Common shares issued for contingent consideration during period	47	148	37	149	—
Common shares issued for stock options exercised during period	44	189	99	79	3
Common shares repurchased during period	(116)	(116)	(6)	—	(30)
Other	88	—	—	38	136

Shares outstanding, end of period	35,477	34,817	34,206	34,010	33,590

Weighted average common shares outstanding	35,327	34,504	34,133	33,872	33,544
Dilutive effect of contingent consideration	21	47	208	37	186
Dilutive effect of escrow and stock subscriptions	69	6	6	6	66
Dilutive effect of stock options	2,818	2,729	2,695	2,753	2,758

Weighted average common shares outstanding - diluted	38,235	37,286	37,042	36,668	36,554

Total NFP owned firms at period end	162	152	145	142	138
Internal “same store” revenue growth for quarterly period	11.1%	7.2%	21.0%	15.3%	9.4%
Internal “same store” revenue growth for year-to-date period	9.3%	7.2%	16.2%	14.0%	13.3%

Debt to total capitalization	11.0%	11.6%	0.0%	0.0%	0.0%

(1)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
ASSETS
Current assets:
Cash and cash equivalents	$51,210	$107,638	$83,103	$63,553	$55,060
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	54,024	50,490	53,692	54,412	55,558
Current receivables	65,836	44,208	69,721	45,945	47,526
Other current assets	14,067	15,414	23,175	12,391	13,523

Total current assets	185,137	217,750	229,691	176,301	171,667
Intangibles, net	343,370	294,334	273,207	274,206	266,761
Goodwill, net	353,618	306,614	281,212	262,650	253,929
Deferred tax assets	21,639	19,631	17,937	22,021	21,633
Other non-current assets	35,607	30,336	24,413	22,506	21,765

Total assets	$939,371	$868,665	$826,460	$757,684	$735,755

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$50,811	$46,933	$51,043	$52,434	$52,746
Bank loan	75,000	75,000	—	—	—
Other current liabilities	89,037	74,997	134,193	77,919	73,417

Total current liabilities	214,848	196,930	185,236	130,353	126,163
Deferred tax liabilities	104,869	91,031	86,623	87,421	90,178
Other non-current liabilities	15,097	11,896	8,329	8,502	8,084

Total liabilities	334,814	299,857	280,188	226,276	224,425

Redeemable common stock

STOCKHOLDERS’ EQUITY
Common stock at par value	3,680	3,603	3,530	3,510	3,468
Additional paid-in capital	591,198	559,038	533,825	526,632	514,343
Retained earnings	39,780	31,655	30,000	22,119	14,372
Treasury stock	(30,101)	(25,488)	(21,083)	(20,853)	(20,853)

Total stockholders’ equity	604,557	568,808	546,272	531,408	511,330

Total liabilities and stockholders’ equity	$939,371	$868,665	$826,460	$757,684	$735,755

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Revenue:
Commissions and fees	$204,766	$160,614	$203,549	$153,304	$151,687

Cost of Services:
Commissions and fees	54,229	46,733	44,723	39,780	42,522
Operating expenses	63,833	55,479	55,740	46,847	43,407
Management fees	40,189	27,210	58,667	32,263	30,910

Total cost of services	158,251	129,422	159,130	118,890	116,839

Gross margin	46,515	31,192	44,419	34,414	34,848

Corporate and other expenses:
General and administrative	11,533	10,677	11,928	7,864	8,227
Stock-based compensation	1,111	934	654	203	393
Amortization of intangibles	5,676	5,398	5,071	5,067	4,785
Impairment of goodwill and intangible assets	2,117	1,540	1,621	1,461	1,709
Depreciation	1,881	1,666	1,954	1,383	1,342
Loss (gain) on sale of subsidiaries	317	—	—	—	(145)

Total corporate and other expenses	22,635	20,215	21,228	15,978	16,311

Income from operations	23,880	10,977	23,191	18,436	18,537

Net interest and other	(1,334)	(692)	(615)	(201)	285

Income before income taxes	22,546	10,285	22,576	18,235	18,822

Income tax expense	10,157	4,456	10,592	7,096	8,664

Net income	$12,389	$5,829	$11,984	$11,139	$10,158

Cash Earnings Reconciliation
Net income	$12,389	$5,829	$11,984	$11,139	$10,158
Amortization of intangibles	5,676	5,398	5,071	5,067	4,785
Impairment of goodwill and intangible assets	2,117	1,540	1,621	1,461	1,709
Depreciation	1,881	1,666	1,954	1,383	1,342

Cash earnings	$22,063	$14,433	$20,630	$19,050	$17,994

Calculation of Gross Margin
Total revenue	$204,766	$160,614	$203,549	$153,304	$151,687
Cost of services (excludes management fees):
Commissions and fees	54,229	46,733	44,723	39,780	42,522
Operating expenses	63,833	55,479	55,740	46,847	43,407

Gross margin before management fees	86,704	58,402	103,086	66,677	65,758
Management fees	40,189	27,210	58,667	32,263	30,910

Gross margin	$46,515	$31,192	$44,419	$34,414	$34,848

Gross margin as a percentage of total revenue	22.7%	19.4%	21.8%	22.4%	23.0%

Gross margin before management fees as a percentage of total revenue	42.3%	36.4%	50.6%	43.5%	43.4%

Management fee percentage	46.4%	46.6%	56.9%	48.4%	47.0%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Revenue:
Commissions and fees	$365,380	$160,614	$639,472	$435,923	$282,619

Cost of Services:
Commissions and fees	100,962	46,733	163,781	119,058	79,278
Operating expenses	119,312	55,479	190,192	134,452	87,605
Management fees	67,399	27,210	145,073	86,406	54,143

Total cost of services	287,673	129,422	499,046	339,916	221,026

Gross margin	77,707	31,192	140,426	96,007	61,593

Corporate and other expenses:
General and administrative	22,210	10,677	35,409	23,481	15,617
Stock-based compensation	2,045	934	1,440	786	583
Amortization of intangibles	11,074	5,398	19,550	14,478	9,411
Impairment of goodwill and intangible assets	3,657	1,540	4,791	3,170	1,709
Depreciation	3,547	1,666	6,658	4,705	3,322
Loss (gain) on sale of subsidiaries	317	—	(145)	(145)	(145)

Total corporate and other expenses	42,850	20,215	67,703	46,475	30,497

Income from operations	34,857	10,977	72,723	49,532	31,096

Net interest and other	(2,026)	(692)	(616)	(1)	200

Income before income taxes	32,831	10,285	72,107	49,531	31,296

Income tax expense	14,613	4,456	31,965	21,373	14,277

Net income	$18,218	$5,829	$40,142	$28,158	$17,019

Cash Earnings Reconciliation
Net income	$18,218	$5,829	$40,142	$28,158	$17,019
Amortization of intangibles	11,074	5,398	19,550	14,478	9,411
Impairment of goodwill and intangible assets	3,657	1,540	4,791	3,170	1,709
Depreciation	3,547	1,666	6,658	4,705	3,322

Cash earnings	$36,496	$14,433	$71,141	$50,511	$31,461

Calculation of Gross Margin
Total revenue	$365,380	$160,614	$639,472	$435,923	$282,619
Cost of services (excludes management fees):
Commissions and fees	100,962	46,733	163,781	119,058	79,278
Operating expenses	119,312	55,479	190,192	134,452	87,605

Gross margin before management fees	145,106	58,402	285,499	182,413	115,736
Management fees	67,399	27,210	145,073	86,406	54,143

Gross margin	$77,707	$31,192	$140,426	$96,007	$61,593

Gross margin as a percentage of total revenue	21.3%	19.4%	22.0%	22.0%	21.8%
Gross margin before management fees as a percentage of total revenue	39.7%	36.4%	44.6%	41.8%	41.0%

Management fee percentage	46.4%	46.6%	50.8%	47.4%	46.8%

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS - QUARTERLY & YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Number of acquisitions closed	9	10	3	4	5
Consideration:
Cash	$60,494	$31,583	$5,643	$15,390	$7,916
Common stock	23,257	14,501	2,337	5,330	4,435
Other	4,935	92	22	207	97

Total consideration paid (1)	$88,686	$46,176	$8,002	$20,927	$12,448

Target earnings of acquired firms	$27,863	$15,390	$3,000	$6,760	$4,850
Base earnings of acquired firms	$13,200	$7,695	$1,500	$3,780	$2,425

Revenue from new acquisitions	$36,179	$13,245	$30,925	$19,839	$19,949
Revenue from existing firms	168,587	147,369	172,624	133,465	131,738

Total revenue	$204,766	$160,614	$203,549	$153,304	$151,687

Internal “same store” revenue for next year period comparison	$167,544	$110,992	$170,510	$125,475	$122,796

	For the Year-to-Date Period Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Number of acquisitions closed	19	10	19	16	12
Consideration:
Cash	92,077	$31,583	$63,027	$57,384	$41,994
Common stock	37,758	14,501	35,595	33,258	27,928
Other	5,076	92	558	396	189

Total consideration paid (1)	$134,911	$46,176	$99,180	$91,038	$70,111

Target earnings of acquired firms	$43,253	$15,390	$36,695	$33,695	$26,935
Base earnings of acquired firms	$20,895	$7,695	$17,948	$16,448	$12,668

Revenue from new acquisitions	$49,424	$13,245	$87,949	$57,024	$37,185
Revenue from existing firms	315,956	147,369	551,523	378,899	245,434

Total revenue	$365,380	$160,614	$639,472	$435,923	$282,619

(1)	Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004
Intangible Assets:
Book of business	$81,787	$81,132	$80,117	$81,340	$76,444
Management contracts	238,103	209,300	189,452	189,263	186,865
Trade name	7,873	3,902	3,638	3,603	3,452
Institutional customer relationship	15,607	—	—	—	—
Goodwill	353,618	306,614	281,212	262,650	253,929

Total intangible assets and goodwill	$696,988	$600,948	$554,419	$536,856	$520,690

Amortization Expense & Impairment Loss:
Book of business	$6,905	$3,322	$2,907	$3,100	$2,653
Management contracts	6,041	2,602	3,333	2,996	2,277
Trade name	44	40	25	—	38
Institutional customer relationship	93	—	—	—	—
Goodwill	1,648	974	427	432	1,526

Total amortization	$14,731	$6,938	$6,692	$6,528	$6,494

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 48% of target earnings for all firms owned by NFP at June 30, 2005.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Intangible Assets - Book of Business:	A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:	The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Management Contracts:	A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Institutional Customer Relationship	A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationship. The amount allocated to this component is largely determined by the amount of recurring revenue attributable to institutional customer relationships in place at the acquired entity. The institional customer relationship is amortized on a straight-line basis over an eighteen year period.

Internal “Same Store” Revenue Growth:	NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see below) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described above, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation described above is not adjusted for intercompany transactions that result in the same item of revenue being recorded by two firms.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Sub-Acquisitions:	A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Revenue from New Acquisitions and Revenue from Existing Firms:	NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

Target Earnings of Acquired Firms:	Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.